Financial Guaranty Insurance Company
125 Park Avenue
New York, New York 10017
(212) 312-3000 (800) 352-0001

SURETY BOND




Issuer: Home Equity Loan Trust 2004-HS3          Policy Number: 04030035
                                                Control Number:  0010001


Insured Obligations:
$284,000,000 in aggregate principal amount of Home Equity Loan-Backed Term Notes and Home Equity Loan-Backed Variable Funding Notes, Series 2004-HS3 (together, the "Notes")

Indenture Trustee:  JPMorgan Chase Bank

Financial Guaranty Insurance Company ("Financial Guaranty"), a New York stock insurance company, in consideration of the right of Financial Guaranty to receive monthly premiums as provided in the Insurance Agreement (as defined below) and subject to the terms of this Surety Bond, hereby unconditionally and irrevocably agrees to pay the Insured Payment (as defined below) to the Indenture Trustee named above or its successor, as indenture trustee for the Holders of the Notes, to the extent set forth in the Indenture (as defined below). Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Indenture as in effect and executed on the date hereof.

The following terms used herein shall have the meanings assigned to them below:

"Deficiency Amount" shall mean for any Payment Date the sum of the amounts set forth in clauses (a), (b), (c) and (d) of the definition of "Insured Payment."

"Guaranteed Payment Amount" shall mean the aggregate outstanding Security Balance of the Notes on the Payment Date in September 2029, after giving effect to all other distributions of principal on the Notes on such Payment Date.

"Insured Payment" shall mean an amount, if any, equal to on any Payment Date for the Notes, the sum of (a) the amount by which Interest Distribution Amount for the Notes on such Payment Date exceeds the amount on deposit in the Payment Account available for interest payments on the Notes on such Payment Date, (b) any Liquidation Loss Amount (other than Excess Loss Amount) with respect to the Home Equity Loans for such Payment Date, to the extent not distributed as part of the Liquidation Loss Distribution Amount for the Notes or covered by a reduction of the Overcollateralization Amount, (c) any Excess Loss Amount with respect to the Home Equity Loans on such Payment Date, , (d) the Guaranteed Payment Amount, if applicable; and (e) any Preference Amount (as defined in this Surety Bond).


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Financial  Guaranty  will pay a  Deficiency  Amount with respect to the Notes by
12:00 noon (New York City time) in immediately available funds to the Indenture Trustee on the later of (i) the second Business Day following the day on which Financial Guaranty shall have Received Notice that a Deficiency Amount is due in respect of the Notes and (ii) the Payment Date on which the related Deficiency Amount is payable to the Holders of the Notes pursuant to the Indenture, for disbursement to the Holders of the Notes in the same manner as other payments with respect to the Notes are required to be made.

Upon such payment, Financial Guaranty shall be fully subrogated to the rights of the Holders of the Notes to receive the amount so paid. Financial Guaranty's obligations with respect to the Notes hereunder with respect to each Payment
Date shall be discharged to the extent funds consisting of the related Deficiency Amount are received by the Indenture Trustee on behalf of the Holders of the Notes for payment to such Holders, as provided in the Indenture and herein, whether or not such funds are properly applied by the Indenture Trustee.

If any portion or all of any amount that is insured hereunder that was previously distributed to a Holder of Notes is recoverable and recovered from such Holder as a voidable preference by a trustee in bankruptcy pursuant to the U.S. Bankruptcy Code, pursuant to a final non-appealable order of a court exercising proper jurisdiction (a "Final Order") (such recovered amount, a "Preference Amount"), Financial Guaranty will pay on the guarantee described in the first paragraph hereof, an amount equal to each such Preference Amount by 12:00 noon on the next Payment Date after the second Business Day following Receipt by Financial Guaranty of (w) a certified copy of the Final Order, (x) an opinion of counsel satisfactory to Financial Guaranty that such order is final and not subject to appeal, (y) an assignment, in form reasonably satisfactory to Financial Guaranty, irrevocably assigning to Financial Guaranty all rights and claims of the Indenture Trustee and/or such Holder of Notes relating to or arising under such Preference Amount and appointing Financial Guaranty as the agent of the Indenture Trustee and/or such Holder in respect of such Preference Amount, and (z) a Notice appropriately completed and executed by the Indenture Trustee or such Holder, as the case may be. Such payment shall be made to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Final Order and not to the Indenture Trustee or Holder of Notes directly (unless the Holder has previously paid such amount to such receiver, conservator, debtor-in-possession or trustee named in such Final Order in which case payment shall be made to the Indenture Trustee for distribution to the Holder upon proof of such payment reasonably satisfactory to Financial Guaranty). Notwithstanding the foregoing, in no event shall Financial Guaranty be (i) required to make any payment under this Surety Bond in respect of any Preference Amount to the extent such Preference Amount is comprised of amounts previously paid by Financial Guaranty hereunder, or (ii) obligated to make any payment in respect of any Preference Amount, which payment represents a payment

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of the  principal  amount of any  Notes,  prior to the time  Financial  Guaranty otherwise would have been required to make a payment in respect of such principal, in which case Financial Guaranty shall pay the balance of the Preference Amount when such amount otherwise would have been required.

All payments made by Financial Guaranty hereunder in respect of Preference Amounts will be made with Financial Guaranty's own funds.

This Surety Bond is non-cancelable for any reason, including nonpayment of any premium. The premium on this Surety Bond is not refundable for any reason, including the payment of any Notes prior to their respective maturities. This Surety Bond shall expire and terminate without any action on the part of Financial Guaranty or any other Person on the date that is the later of (i) the date that is one year and one day following the date on which the Notes shall have been paid in full and (ii) if any proceeding referenced in the second preceding paragraph has been commenced on or prior to the date specified in clause (i) above, the 30th day after the entry of a final, non-appealable order in resolution or settlement of such proceeding.

To the fullest extent permitted by applicable law, Financial Guaranty hereby waives, solely for the benefit of Holders of the Notes, all defenses of any kind (including, without limitation, the defense of fraud in inducement or fact, any defense based on any duty claimed to arise from the doctrine of "utmost good faith" or any similar or related doctrine or any other circumstances that would have the effect of discharging a surety, guarantor or any other person in law or in equity) that Financial Guaranty otherwise might have asserted as a defense to its obligation to pay in full any amounts that have become due and payable in accordance with the terms and conditions of this Surety Bond. Nothing in this paragraph, however, shall be deemed to constitute a waiver of any rights, remedies, claims or counterclaims that Financial Guaranty may have with respect to the Issuer or Residential Funding Corporation, or any of their affiliates, whether acquired by subrogation, assignment or otherwise.

A monthly Premium shall be due and payable in arrears as provided in the Indenture and the Insurance Agreement.

This Surety Bond is subject to and shall be governed by the laws of the State of New York. The proper venue for any action or proceeding on this Surety Bond shall be the County of New York, State of New York. The insurance provided by this Surety Bond is not covered by the New York Property/Casualty Insurance Security Fund (New York Insurance Code, Article 76).

"Notice" means a written notice in the form of Exhibit A to this Surety Bond by registered or certified mail or telephonic or telegraphic notice, subsequently confirmed by written notice delivered via telecopy, telex or hand delivery from the Indenture Trustee to Financial Guaranty specifying the information set forth therein. "Holder" means, as to a particular Class A Note, the person, other than the Issuer, the Master Servicer, any subservicer retained by the Master Servicer or the Depositor who, on the applicable Payment Date, is entitled under the terms of such Class A Note to a payment thereon. "Indenture" means the Indenture relating to the Notes by and between Home Equity Loan Trust 2004-HS3, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee, dated as of September 29, 2004. "Insurance Agreement" means the Insurance and Indemnity Agreement, among
Financial Guaranty, Residential Funding Mortgage Securities II, Inc., Residential Funding Corporation, Home Equity Loan Trust 2004-HS3 and the

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Indenture Trustee,  dated as of September 29, 2004.  "Servicing Agreement" means the Servicing Agreement relating to the Notes by and among Residential Funding Corporation, as Master Servicer, Home Equity Loan Trust 2004-HS3, as Issuer, and the Indenture Trustee, dated as of September 29, 2004. The term "Received" means actual delivery to Financial Guaranty and occurs on the day delivered if delivered before 12:00 p.m. New York City time, on a Business Day, or on the next Business day if delivered either on a day that is not a Business Day or after 12:00 p.m., New York City time.

In the event that payments under the Notes are accelerated, nothing herein contained shall obligate Financial Guaranty to make any payment of principal or interest on such Class A Note on an accelerated basis, unless such acceleration of payment by Financial Guaranty is at the sole option of Financial Guaranty; it being understood that a payment shortfall in respect of the redemption of any Notes by reason of the redemption of the Trust Estate pursuant to Section 8.08 of the Servicing Agreement does not constitute acceleration for the purposes hereof.

IN WITNESS WHEREOF, Financial Guaranty has caused this Surety Bond to be affixed with its corporate seal and to be signed by its duly authorized officer in facsimile to become effective and binding upon Financial Guaranty by virtue of the countersignature of its duly authorized representative.



President                                          Authorized Representative

Effective Date:  September 29, 2004

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                                    EXHIBIT A

                       NOTICE OF NONPAYMENT AND DEMAND FOR
                           PAYMENT OF INSURED PAYMENT

To:            Financial Guaranty Insurance Company
               125 Park Avenue
               New York, New York 10017
               (212) 312-3000
               Attention:    General Counsel

               Telephone: (212) 312-3000
               Telecopier:  (212) 312-3220

Re:
              $284,000,000  in  aggregate   principal   amount  of  Home  Equity
              Loan-Backed Term Notes and Home Equity Loan-Backed Variable Funding Notes, Series 2004-HS3 (together, the "Notes")

               Policy No:  04030035 (the "Surety Bond")

Payment Date/Final Scheduled Payment Date:  ________________

We refer to that certain Indenture, dated as of September 29, 2004, by and between Home Equity Loan Trust 2004-HS3, as Issuer, and JPMorgan Chase Bank, as Indenture Trustee (the "Indenture"), relating to the above referenced Notes. All capitalized terms not otherwise defined herein or in the Surety Bond shall have the same respective meanings assigned to such terms in Appendix A to the Indenture.

(a) The Indenture Trustee has determined under the Indenture that in respect of the Payment Date:

        (1) The Deficiency Amount on the Notes in respect of the Payment Date that is due to be received on the Payment Date specified above under the Indenture, is equal to $_____________, consisting of

               (A) $ ___________ in respect of interest on the Notes, which is calculated as the amount by which:

                      (i)    $____________,     constituting     the    Interest
                             Distribution Amount for the Payment Date; exceeds

                      (ii) $___________, representing the amount on deposit in the Payment Account available for interest payments to the Notes on the Payment Date; plus


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               (B)    $_____________ in respect of principal of the Notes, which is calculated as the amount by which:

                      (i) Liquidation Loss Amounts with respect to the Home Equity Loans for the Payment Date, which total $_________, exceed

                      (ii)   the sum of

                             (x) $___________, representing the Liquidation Loss Distribution Amount for the Home Equity Loans for the Payment Date; and

                             (y) $____________, representing the amount of the reduction in the Overcollateralization Amount for the Payment Date.

               (C) $_____________ in respect of the Excess Loss Amount relating to the Home Equity Loans, which is calculated as the sum of the following:

                      (i) $_________, representing Special Hazard Losses on the Home Equity Loans that, when added with all other Special Hazard Losses on the Home Equity Loans from the Closing Date, are in excess of the Special Hazard Amount for the Home Equity Loans;

                      (ii) $_________, representing Fraud Losses on the Home Equity Loans that, when added with all other Fraud Losses on the Home Equity Loans from the Closing Date, are in excess of the Fraud Amount for such Payment Date for the Home Equity Loans;

                      (iii) $_________, representing Bankruptcy Losses on the Home Equity Loans that, when added with all other Bankruptcy Losses on the Home Equity Loans from the Closing Date, are in excess of the Bankruptcy Amount for the Home Equity Loans;

                      (iv) $_________, representing losses on the Home Equity Loans that result from an Extraordinary Event; and

                      (v) $_________, representing Liquidation Loss Amounts that, when added with all other Liquidation Loss Amounts on the Home Equity Loans from the Closing Date (other than losses of the types in clauses (i)
                             - (iv) above), are in excess of 12.50% of the Cut-off Date Loan Balance for the Home Equity Loans.

               (2) [The Guaranteed Payment Amount with respect to the Notes is $____________.]

[In addition, attached hereto is a copy of the Final Order in connection with a Preference Amount in the amount set forth therein, together with an assignment of rights and appointment of agent. The amount of the Preference Amount is $______________.]


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        Please be advised that, accordingly,  a Deficiency Amount exists for the
Payment Date identified above for the Notes and, pursuant to the Indenture, this statement constitutes a notice for payment of an Insured Payment by the Insurer in the amount of $__________. This Insured Payment is payable by the Insurer under the Surety Bond.

(b) No payment claimed hereunder is in excess of the amount payable under the Surety Bond.

               The amount requested in this Notice should be paid to: [Payment Instructions]

Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime, and shall also be subject to a civil penalty not to exceed Five Thousand Dollars ($5,000.00) and the stated value of the claim for each such violation.

        IN WITNESS WHEREOF, the Indenture Trustee has executed and delivered this Notice of Nonpayment and Demand for Payment of Insured Payment this _____ day of
----------------------.

                                    ----------------------------------------,
                                    as Indenture Trustee

                                    By:     ___________________________________

                                    Title:  ___________________________________




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